MDP LOW VOLATILITY FUND

Supplement to Prospectus and Statement of Additional Information dated March 9, 2022

Mr. Michael J. McCarty no longer serves as part of the portfolio management team of the MDP Low Volatility Fund. He has taken on different responsibility as the Derivatives Risk Manager of the MDP Low Volatility Fund. All references to Mr. McCarty in the Prospectus and Statement of Additional Information are no longer applicable.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated March 9, 2022, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at (833) 914-3344.

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Supplement dated August 12, 2022